UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number: 811-03657

Deutsche State Tax-Free Income Series

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	2/29/2016

ITEM 1.	REPORT TO STOCKHOLDERS

February 29, 2016

Semiannual Report
to Shareholders

Deutsche New York Tax-Free Income Fund

Contents

3 Letter to Shareholders

5 Performance Summary

8 Portfolio Management Team

9 Portfolio Summary

14 Investment Portfolio

23 Statement of Assets and Liabilities

24 Statement of Operations

25 Statement of Cash Flows

26 Statement of Changes in Net Assets

27 Financial Highlights

30 Notes to Financial Statements

41 Information About Your Fund's Expenses

43 Advisory Agreement Board Considerations and Fee Evaluation

48 Account Management Resources

50 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The fund invests in inverse floaters, which are derivatives that involve leverage and could magnify the fund's gains or losses. This fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. Although the fund seeks income that is exempt from New York and federal income taxes, a portion of the fund’s distributions may be subject to federal, state and local taxes, including the alternative minimum tax. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

The global economy appears to be on track for continued, albeit modest, growth over the next year, with the U.S. leading Europe and Japan. Here at home, employment growth continues, although the pace has slowed in recent months. Housing data is positive and household finances are benefitting from lower levels of debt and debt service, gains in real income and lower energy prices.

Growth overseas, particularly in emerging economies, is a lingering concern. The stronger dollar and sluggish growth abroad have had a negative impact on U.S. exporters and manufacturers, and lower global energy prices have taken a toll on the domestic energy sector. Nevertheless, our economists see sufficient reason to expect the U.S. economy overall to maintain its moderate expansionary path.

For months, the most persistent question has been when the Federal Reserve Board (the Fed) would begin to tighten its monetary policy. That question was answered on December 16, when the Fed bumped short-term rates up by 0.25%. Based on financial data and guidance from the Fed itself, analysts agree that the tightening process is likely to be "low and slow."

As always, we encourage you to visit deutschefunds.com for timely information and insights about economic developments and your Deutsche fund investment. With frequent updates from our CIO Office and economists, we want to ensure that you are equipped to make informed decisions.

Thank you for your continued investment. We appreciate the opportunity to serve your investment needs.

Best regards,

Brian Binder President, Deutsche Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Performance Summary February 29, 2016 (Unaudited)

Class A	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 2/29/16
Unadjusted for Sales Charge	3.08%	3.10%	4.90%	4.16%
Adjusted for the Maximum Sales Charge (max 2.75% load)	0.24%	0.26%	4.32%	3.87%
Barclays Municipal Bond Index†	3.62%	3.95%	5.45%	4.76%
Average Annual Total Returns as of 12/31/15 (most recent calendar quarter end)
Unadjusted for Sales Charge		2.92%	4.81%	4.18%
Adjusted for the Maximum Sales Charge (max 2.75% load)		0.09%	4.23%	3.89%
Barclays Municipal Bond Index†		3.30%	5.35%	4.72%
Class C	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 2/29/16
Unadjusted for Sales Charge	2.60%	2.24%	4.11%	3.37%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	1.60%	2.24%	4.11%	3.37%
Barclays Municipal Bond Index†	3.62%	3.95%	5.45%	4.76%
Average Annual Total Returns as of 12/31/15 (most recent calendar quarter end)
Unadjusted for Sales Charge		2.06%	4.01%	3.40%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)		2.06%	4.01%	3.40%
Barclays Municipal Bond Index†		3.30%	5.35%	4.72%
Class S	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 2/29/16
No Sales Charges	3.11%	3.36%	5.15%	4.40%
Barclays Municipal Bond Index†	3.62%	3.95%	5.45%	4.76%
Average Annual Total Returns as of 12/31/15 (most recent calendar quarter end)
No Sales Charges		3.08%	5.07%	4.42%
Barclays Municipal Bond Index†		3.30%	5.35%	4.72%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2015 are 0.95%, 1.75% and 0.77% for Class A, Class C and Class S shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

A portion of the Fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche New York Tax-Free Income Fund — Class A ■ Barclays Municipal Bond Index†

Yearly periods ended February 29

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† The Barclays Municipal Bond Index is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.

‡ Total returns shown for periods less than one year are not annualized.

	Class A	Class C	Class S
Net Asset Value
2/29/16	$ 10.89	$ 10.88	$ 10.88
8/31/15	$ 10.76	$ 10.76	$ 10.76
Distribution Information as of 2/29/16
Income Dividends, Six Months	$ .19	$ .15	$ .21
Capital Gain Distributions	$ .0036	$ .0036	$ .0036
February Income Dividend	$ .0326	$ .0262	$ .0348
SEC 30-day Yield††	1.20%	.49%	1.49%
Tax Equivalent Yield††	2.33%	.95%	2.89%
Current Annualized Distribution Rate (based on Net Asset Value)††	3.59%	2.89%	3.84%

†† The SEC yield is net investment income per share earned over the month ended February 29, 2016, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 1.08%, 0.32% and 1.28% for Class A, Class C and Class S shares, respectively, had certain expenses not been reduced. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 48.39% (combined New York state and federal income tax rate). The current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on February 29, 2016. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 3.47%, 2.72% and 3.63% for Class A, Class C and Class S shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Portfolio Management Team

Ashton P. Goodfield, CFA, Managing Director

Co-Lead Portfolio Manager of the fund. Began managing the fund in 1999.

— Joined Deutsche Asset Management in 1986.

— Co-Head of Municipal Bonds.

— BA, Duke University.

Matthew J. Caggiano, CFA, Managing Director

Co-Lead Portfolio Manager of the fund. Began managing the fund in 2004.

— Joined Deutsche Asset Management in 1989.

— BS, Pennsylvania State University; MS, Boston College.

Rebecca L. Flinn, Director

Portfolio Manager of the fund. Began managing the fund in 2014.

— Joined Deutsche Asset Management in 1986.

— BA, University of Redlands, California.

Portfolio Summary (Unaudited)

Investment Portfolio as of February 29, 2016 (Unaudited)

	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 96.0%
New York 92.9%
Albany, NY, Industrial Development Agency, Civic Facility Revenue, St. Peter's Hospital Project:
Series A, Prerefunded, 5.25%, 11/15/2027	1,000,000	1,078,940
Series A, Prerefunded, 5.75%, 11/15/2022	1,000,000	1,087,440
Buffalo & Erie County, NY, Industrial Land Development Corp. Revenue, Catholic Health System Obligated Group, 5.0%, 7/1/2040	1,000,000	1,128,340
Dutchess County, NY, Local Development Corp. Revenue, Vassar College, Series A, 5.0%, 1/1/2049	3,000,000	3,341,550
Haverstraw-Stony Point, NY, Central School District, 5.0%, 10/15/2021, INS: AGMC	4,500,000	4,829,265
Hudson, NY, Yards Infrastructure Corp. Revenue, Series A, 5.75%, 2/15/2047	3,000,000	3,489,690
Liberty, NY, Development Corp. Revenue, Goldman Sachs Headquarters:
5.25%, 10/1/2035	5,000,000	6,120,400
5.5%, 10/1/2037, GTY: Goldman Sachs Group, Inc.	2,500,000	3,169,300
Long Island, NY, Electric System Revenue, Power Authority:
Series D, 5.0%, 9/1/2023, INS: NATL	5,000,000	5,108,550
Series B, 5.0%, 9/1/2037	1,185,000	1,365,973
Long Island, NY, Power Authority:
Series A, 5.0%, 9/1/2037	4,000,000	4,447,120
Series A, 5.0%, 5/1/2038	2,000,000	2,204,340
Metropolitan Transportation Authority, NY, Dedicated Tax Fund:
Series B, 5.0%, 11/15/2034	2,000,000	2,269,760
Series A, 5.5%, 11/15/2039	5,000,000	5,600,450
Metropolitan Transportation Authority, NY, Revenue, Series B, 5.0%, 11/15/2043	1,000,000	1,137,120
Monroe County, NY, General Obligation, Public Improvement:
6.0%, 3/1/2017, INS: NATL	1,410,000	1,479,442
6.0%, 3/1/2018, INS: NATL	1,130,000	1,243,588
Monroe County, NY, Industrial Development Corp. Revenue, University of Rochester, Series A, 5.0%, 7/1/2033	1,000,000	1,194,170
Nassau County, NY, Sewer & Storm Water Finance Authority Systems Revenue:
Series A, 5.0%, 10/1/2032	1,235,000	1,471,243
Series A, 5.0%, 10/1/2033	1,000,000	1,187,040
New York, Build New York City Resource Corp. Revenue, YMCA of Greater New York Project:
5.0%, 8/1/2040	750,000	843,458
5.0%, 8/1/2042	1,000,000	1,086,780
New York, Build New York City Resource Corp., Solid Waste Disposal Revenue, Pratt Paper, Inc. Project., AMT, 144A, 5.0%, 1/1/2035	750,000	810,503
New York, Higher Education Revenue, Dormitory Authority, Colgate University:
6.0%, 7/1/2016, INS: NATL	195,000	198,192
6.0%, 7/1/2021, INS: NATL	850,000	977,016
New York, Higher Education Revenue, Dormitory Authority, New York University, Series A, 5.75%, 7/1/2027, INS: NATL	3,000,000	3,829,020
New York, Higher Education Revenue, Urban Development Corp., Syracuse University, Center for Science & Technology, 5.5%, 1/1/2017	2,515,000	2,623,598
New York, Liberty Development Corp. Revenue, Second Priority, Bank of America Tower at One Bryant Park LLC, "1", 5.625%, 1/15/2046	2,000,000	2,274,780
New York, Liberty Development Corp. Revenue, World Trade Center Project, 5.0%, 11/15/2031	2,250,000	2,595,442
New York, Metropolitan Transportation Authority Revenue:
Series C, 5.0%, 11/15/2031	3,500,000	4,173,120
Series D, 5.0%, 11/15/2034	1,000,000	1,165,980
Series A-1, 5.0%, 11/15/2035	2,000,000	2,337,280
Series D-1, 5.0%, 11/15/2039	2,500,000	2,870,350
Series B, 5.25%, 11/15/2044	3,000,000	3,492,630
New York, Sales & Special Tax Revenue, Local Government Assistance Corp.:
Series E, 5.25%, 4/1/2016, INS: NATL	605,000	607,765
Series C, 5.5%, 4/1/2017	3,275,000	3,374,691
New York, Sales Tax Asset Receivable Corp., Fiscal 2015, Series A, 5.0%, 10/15/2031	5,000,000	6,099,000
New York, Seneca Nation Indians, Capital Improvements Authority Revenue, Special Obligation, Series A, 144A, 5.25%, 12/1/2016	775,000	785,734
New York, State Agency General Obligation Lease, Dormitory Authority, City University System:
Series A, 5.625%, 7/1/2016, INS: AMBAC	425,000	432,348
5.75%, 7/1/2018, INS: AGMC	1,425,000	1,510,272
New York, State Dormitory Authority Revenue, Montefiore Hospital, 5.0%, 8/1/2023, INS: NATL	2,955,000	2,966,997
New York, State Dormitory Authority Revenue, Non-State Supported Debt, Series A, 5.0%, 7/1/2037	1,000,000	1,169,960
New York, State Dormitory Authority Revenue, Non-State Supported Debt, St. John's University, Series A, 5.0%, 7/1/2037	1,250,000	1,437,975
New York, State Dormitory Authority Revenue, State University Educational Facilities, 5.875%, 5/15/2017, INS: NATL	2,325,000	2,409,700
New York, State Dormitory Authority Revenues, Non-State Supported Debt, Cornell University, Series C, 5.0%, 7/1/2037	2,510,000	2,868,026
New York, State Dormitory Authority Revenues, Non-State Supported Debt, Memorial Sloan-Kettering Cancer Center, 5.0%, 7/1/2041	2,000,000	2,279,340
New York, State Dormitory Authority Revenues, Non-State Supported Debt, Mount Sinai School of Medicine of New York University, Prerefunded, 5.25%, 7/1/2033	5,000,000	5,707,550
New York, State Dormitory Authority Revenues, Non-State Supported Debt, New York University:
Series A, 5.0%, 7/1/2039	3,000,000	3,354,240
Series A, 5.25%, 7/1/2034	5,000,000	5,660,800
New York, State Dormitory Authority Revenues, Non-State Supported Debt, North Shore Long Island Jewish Health System:
Series A, 5.0%, 5/1/2030	1,500,000	1,789,575
Series A, 5.0%, 5/1/2032	2,000,000	2,229,280
Series A, Prerefunded, 5.5%, 5/1/2037	1,500,000	1,723,695
New York, State Dormitory Authority Revenues, Non-State Supported Debt, NYU Hospitals Center:
Series B, Prerefunded, 5.25%, 7/1/2024	655,000	689,191
Series A, 6.0%, 7/1/2040	1,500,000	1,718,535
New York, State Dormitory Authority Revenues, Non-State Supported Debt, Orange Regional Medical Center, 6.125%, 12/1/2029	3,000,000	3,268,860
New York, State Dormitory Authority Revenues, Non-State Supported Debt, Rochester Institute of Technology, 5.0%, 7/1/2040	2,500,000	2,840,825
New York, State Dormitory Authority Revenues, Non-State Supported Debt, Rockefeller University:
Series A, 5.0%, 7/1/2037	3,000,000	3,565,950
Series C, 5.0%, 7/1/2040	2,750,000	3,094,877
Series A, 5.0%, 7/1/2041	2,000,000	2,285,280
New York, State Dormitory Authority Revenues, Non-State Supported Debt, School Districts Financing Program, Series C, 5.0%, 10/1/2031, INS: AGC	2,000,000	2,250,200
New York, State Dormitory Authority Revenues, Non-State Supported Debt, State University Facilities, Series A, 5.0%, 7/1/2043	2,000,000	2,261,660
New York, State Dormitory Authority, Sales Tax Revenue, State Supported Debt:
Series A, 5.0%, 3/15/2035	2,975,000	3,525,821
Series A, 5.0%, 3/15/2044	2,000,000	2,314,940
New York, State Dormitory Authority, State Personal Income Tax Revenue:
Series A, 5.0%, 2/15/2034	3,895,000	4,328,825
Series A, Prerefunded, 5.0%, 2/15/2034	5,000	5,630
Series A, 5.0%, 3/15/2038	1,250,000	1,392,525
New York, State Environmental Facilities Corp. Revenue, State Revolving Funds, Series C, 5.0%, 5/15/2041	2,500,000	2,807,400
New York, State Environmental Facilities Corp. Revenue, State Revolving Funds, Green Bonds, Series B, 5.0%, 9/15/2035	2,615,000	3,134,208
New York, State Environmental Facilities Corp., State Clean Water & Drinking Revolving Funds, New York City Municipal Water Finance Authority Projects, 5.0%, 6/15/2036	3,340,000	3,887,693
New York, State General Obligation Lease, Dormitory Authority, City University System, Series A, 5.75%, 7/1/2018, INS: NATL	850,000	904,222
New York, State General Obligation Lease, Dormitory Authority, Judicial Facilities, ETM, 7.375%, 7/1/2016, INS: NATL	15,000	15,333
New York, State Housing Finance Agency, Historic Front Street, Series A, 0.01%*, 11/1/2036, LOC: Landesbank Hessen-Thuringen	850,000	850,000
New York, State Housing Finance Agency, State Personal Income Tax Revenue, Economic Development & Housing, Series A, 5.0%, 3/15/2039	5,150,000	5,693,170
New York, State Liberty Development Corp. Revenue, World Trade Center:
"2", 5.0%, 9/15/2043	2,000,000	2,219,600
"3", 5.0%, 3/15/2044	1,190,000	1,308,227
New York, State Liberty Development Corp. Revenue, World Trade Center Port Authority Construction, 5.25%, 12/15/2043	3,000,000	3,477,420
New York, State Power Authority Revenue, Series A, 5.0%, 11/15/2038	1,500,000	1,750,500
New York, State Thruway Authority, Series J, 5.0%, 1/1/2041	2,220,000	2,511,442
New York, State Thruway Authority, General Revenue, Series I, 5.0%, 1/1/2037	5,000,000	5,736,450
New York, State Urban Development Corp. Revenue, Series D, 5.625%, 1/1/2028	4,000,000	4,526,120
New York, State Urban Development Corp. Revenue, Personal Income Tax, Series B, 5.0%, 3/15/2023	45,000	47,197
New York, Transportation/Tolls Revenue, Triborough Bridge & Tunnel Authority, Series Y, ETM, 6.125%, 1/1/2021	7,205,000	8,444,836
New York, Triborough Bridge & Tunnel Authority Revenues:
Series A, 5.0%, 11/15/2035	3,000,000	3,621,000
Series A-2, 5.25%, 11/15/2034	4,500,000	5,005,260
New York, United Nations Development Corp. Revenue, Series A, 5.0%, 7/1/2026	1,000,000	1,117,890
New York, Utility Debt Securitization Authority, Restructuring Revenue, Series TE, 5.0%, 12/15/2041	3,675,000	4,301,992
New York, Utility Debt Securitization Authority, Restruturing Bonds, 5.0%, 12/15/2036	5,000,000	6,050,800
New York & New Jersey, Port Authority:
Series 189, 5.0%, 5/1/2035	2,000,000	2,371,460
AMT, 5.0%, 10/15/2035	3,000,000	3,476,640
New York & New Jersey, Port Authority, One Hundred Forty-Seventh, AMT, 5.0%, 10/15/2027, INS: NATL	10,000,000	10,426,800
New York & New Jersey, Port Authority, One Hundred Forty-Sixth, AMT, 5.0%, 12/1/2021, INS: AGMC	4,000,000	4,139,320
New York & New Jersey, Port Authority, Special Obligation Revenue, JFK International Air Terminal LLC, 6.0%, 12/1/2042	1,025,000	1,207,522
New York City, NY, Housing Development Corp. Revenue, Series B1, 5.25%, 7/1/2031	2,845,000	3,356,076
New York City, NY, Housing Development Corp., 90 Washington Street, Series A, 0.01%*, 2/15/2035, LIQ: Fannie Mae	2,800,000	2,800,000
New York City, NY, Housing Development Corp., Mortgage Ogden Avenue Apartments, Series II-A, AMT, 0.04%*, 3/1/2038, LOC: Freddie Mac	2,500,000	2,500,000
New York City, NY, Industrial Development Agency, Airport Facilities Revenue, Series A, AMT, 5.0%, 7/1/2028	2,000,000	2,167,240
New York City, NY, Municipal Water Finance Authority Revenue, Series EE, 5.0%, 6/15/2045	3,000,000	3,456,600
New York City, NY, Municipal Water Finance Authority, Water & Sewer Revenue, Second Generation, Series FF, 5.0%, 6/15/2031	1,000,000	1,149,310
New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue, Series A, 5.75%, 6/15/2040	4,000,000	4,440,400
New York City, NY, Transitional Finance Authority Building Aid Revenue, Fiscal 2009, Series S-5, 5.0%, 1/15/2032	1,000,000	1,103,960
New York City, NY, Transitional Finance Authority Revenue, Future Tax, Series F-1, 5.0%, 5/1/2039	4,000,000	4,598,160
New York City, NY, Transitional Finance Authority Revenue, Future Tax Secured:
Series A-1, 5.0%, 8/1/2037	3,000,000	3,509,250
Series A, 5.0%, 5/1/2038	4,000,000	4,450,560
Series B1, 5.0%, 11/1/2040	4,000,000	4,613,400
New York City, NY, Transitional Finance Authority Revenue, Future Tax Secured, Fiscal 2016, Series A-1, 5.0%, 8/1/2037	2,000,000	2,362,140
New York, NY, General Obligation:
Series C, 5.0%, 8/1/2034	2,865,000	3,386,802
Series I-1, 5.375%, 4/1/2036	3,000,000	3,393,840
Series I-1, 5.625%, 4/1/2029	3,000,000	3,429,900
New York, NY, Water & Sewer Revenue, Municipal Water Finance Authority, Series D, Zero Coupon, 6/15/2017	5,000,000	4,956,100
Onondaga, NY, Civic Development Corp., St. Joseph's Hospital Healthcare Center Project, Series A, Prerefunded, 5.125%, 7/1/2031	1,500,000	1,716,240
Orange County, NY, Senior Care Revenue, Industrial Development Agency, The Glen Arden Project:
5.625%, 1/1/2018	495,000	321,691
5.7%, 1/1/2028	3,250,000	2,112,110
Tompkins County, NY, Development Corp. Revenue, Ithaca College, 5.0%, 7/1/2038	2,865,000	3,270,885
Triborough, NY, Bridge & Tunnel Authority Revenues, Series C, 5.0%, 11/15/2038	2,625,000	3,042,322
Troy, NY, Capital Resource Corp. Revenue, Rensselaer Polytechnic Institute, Series A, 5.125%, 9/1/2040	4,000,000	4,523,040
Western Nassau County, NY, Water Authority, Series A, 5.0%, 4/1/2040	1,400,000	1,610,448
		323,484,913
Guam 1.1%
Guam, Government Business Privilege Tax Revenue, Series D, 5.0%, 11/15/2034	2,400,000	2,740,824
Guam, International Airport Authority Revenue, Series C, AMT, 6.375%, 10/1/2043	320,000	377,450
Guam, Power Authority Revenue, Series A, 5.0%, 10/1/2030, INS: AGMC	585,000	693,915
		3,812,189
Puerto Rico 0.9%
Puerto Rico, Highway & Transportation Authority Revenue, Series Z, ETM, 6.0%, 7/1/2018, INS: AGMC	1,475,000	1,577,188
Puerto Rico, Sales Tax Financing Corp., Sales Tax Revenue, Convertible Capital Appreciation, Series A, Step-up Coupon, 0% to 8/1/2016, 6.75% to 8/1/2032	4,125,000	1,650,866
		3,228,054
Virgin Islands 1.1%
Virgin Islands, Public Finance Authority Revenue, Capital Projects, Series A-1, 5.0%, 10/1/2039	500,000	530,095
Virgin Islands, Public Finance Authority Revenue, Gross Receipts Tax Loan Notes, Series A, 5.0%, 10/1/2032	3,000,000	3,231,540
		3,761,635
Total Municipal Bonds and Notes (Cost $312,574,184)		334,286,791

Underlying Municipal Bonds of Inverse Floaters (a) 9.3%
New York
New York, State Urban Development Corp. Revenue, State Personal Income Tax, Series B, 5.0%, 3/15/2023 (b)	9,900,000	10,383,318
Trust: New York, State Urban Development Corp. Revenue, Series 2887, 144A, 18.17%, 9/15/2016, Leverage Factor at purchase date: 4 to 1
New York City, NY, Municipal Water Finance Authority, Water & Sewer Revenue, Series FF-2, 5.5%, 6/15/2040 (b)	10,000,000	11,359,800
Trust: New York City, NY, Municipal Water Finance Authority, Water & Sewer Revenue, Series 3384, 144A, 20.2%, 12/15/2016, Leverage Factor at purchase date: 4 to 1
New York City, NY, Transitional Finance Authority Revenue, Series B, 5.0%, 11/1/2023 (b)	6,005,000	6,322,394
New York City, NY, Transitional Finance Authority Revenue, Series B, Prerefunded, 5.0%, 11/1/2023 (b)	3,995,000	4,206,156
Trust: New York City, NY, Transitional Finance Authority Revenue, Series 3283, 144A, 18.155%, 11/1/2020, Leverage Factor at purchase date: 4 to 1
Total Underlying Municipal Bonds of Inverse Floaters (Cost $29,824,527)		32,271,668

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $342,398,711)†	105.3	366,558,459
Floating Rate Notes (a)	(6.4)	(22,425,000)
Other Assets and Liabilities, Net	1.1	3,818,178
Net Assets	100.0	347,951,637

* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of February 29, 2016.

† The cost for federal income tax purposes was $319,602,012. At February 29, 2016, net unrealized appreciation for all securities based on tax cost was $24,531,447. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $29,656,776 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,125,329.

(a) Securities represent the underlying municipal obligations of inverse floating rate obligations held by the Fund. The Floating Rate Notes represents leverage to the Fund and is the amount owed to the floating rate note holders.

(b) Security forms part of the below inverse floater. The Fund accounts for these inverse floaters as a form of secured borrowing, by reflecting the value of the underlying bond in the investments of the Fund and the amount owed to the floating rate note holder as a liability.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AGC: Assured Guaranty Corp.

AGMC: Assured Guaranty Municipal Corp.

AMBAC: Ambac Financial Group, Inc.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

GTY: Guaranty Agreement

INS: Insured

LIQ: Liquidity Facility

LOC: Letter of Credit

NATL: National Public Finance Guarantee Corp.

Prerefunded: Bonds which are prerefunded are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of February 29, 2016 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Municipal Investments (c)	$ —	$ 366,558,459	$ —	$ 366,558,459
Total	$ —	$ 366,558,459	$ —	$ 366,558,459

There have been no transfers between fair value measurement levels during the period ended February 29, 2016.

(c) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of February 29, 2016 (Unaudited)
Assets
Investments in securities, at value (cost $342,398,711)	$ 366,558,459
Receivable for Fund shares sold	847,780
Interest receivable	4,555,996
Other assets	35,475
Total assets	371,997,710
Liabilities
Cash overdraft	881,291
Payable for Fund shares redeemed	182,297
Payable for floating rate notes issued	22,425,000
Distributions payable	220,972
Accrued management fee	73,300
Accrued Trustees' fees	4,272
Other accrued expenses and payables	258,941
Total liabilities	24,046,073
Net assets, at value	$ 347,951,637
Net Assets Consist of
Undistributed net investment income	276,104
Net unrealized appreciation (depreciation) on investments	24,159,748
Accumulated net realized gain (loss)	(4,720,020)
Paid-in capital	328,235,805
Net assets, at value	$ 347,951,637
Net Asset Value
Class A Net Asset Value, offering and redemption price per share ($129,528,732 ÷ 11,896,476 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 10.89
Maximum offering price per share (100 ÷ 97.25 of $10.89)	$ 11.20

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($21,033,527 ÷ 1,932,382 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)

$ 10.88
Class S Net Asset Value, offering and redemption price per share ($197,389,378 ÷ 18,135,233 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 10.88

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended February 29, 2016 (Unaudited)
Investment Income
Income: Interest	$ 7,674,458
Expenses: Management fee	753,391
Administration fee	170,499
Services to shareholders	167,836
Distribution and service fees	244,074
Custodian fee	4,246
Professional fees	60,892
Reports to shareholders	17,665
Registration fees	21,463
Trustees' fees and expenses	7,083
Interest expense and fees on floating rate notes issued	56,015
Other	17,381
Total expenses before expense reductions	1,520,545
Expense reductions	(223,916)
Total expenses after expense reductions	1,296,629
Net investment income	6,377,829
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	197,209
Change in net unrealized appreciation (depreciation) on investments	3,794,291
Net gain (loss)	3,991,500
Net increase (decrease) in net assets resulting from operations	$ 10,369,329

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows

for the six months ended February 29, 2016 (Unaudited)
Increase (Decrease) in Cash: Cash Flows From Operating Activities
Net increase (decrease) in net assets resulting from operations	$ 10,369,329
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided (used) by operating activities: Purchases of long-term investments	(49,352,393)
Net amortization of premium/(accretion of discount)	481,499
Proceeds from sales and maturities of long-term investments	45,345,000
(Increase) decrease in interest receivable	(23,319)
(Increase) decrease in other assets	(18,880)
Increase (decrease) in payable for investments purchased — when-issued security	(2,641,512)
Increase (decrease) in other accrued expenses and payables	(71,858)
Change in unrealized (appreciation) depreciation on investments	(3,794,291)
Net realized (gain) loss from investments	(197,209)
Cash provided (used) by operating activities	96,366
Cash Flows From Financing Activities
Increase (decrease) in cash overdraft	881,291
Proceeds from shares sold	25,014,941
Cost of shares redeemed	(26,443,840)
Distributions paid (net of reinvestment of distributions)	(1,283,767)
Cash provided (used) for financing activities	(1,831,375)
Increase (decrease) in cash	(1,735,009)
Cash at beginning of period	1,735,009
Cash at end of period	$ —
Supplemental Disclosure of Non-Cash Financing Activities:
Reinvestment of distributions	$ 5,148,374
Interest expense and fees on floating rate notes issued	$ (56,015)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015

Operations: Net investment income	$ 6,377,829	$ 12,281,953
Net realized gain (loss)	197,209	(1,824,879)
Change in net unrealized appreciation (depreciation)	3,794,291	(3,228,894)
Net increase (decrease) in net assets resulting from operations	10,369,329	7,228,180
Distributions to shareholders from: Net investment income: Class A	(2,315,159)	(4,750,069)
Class B	(1,390)*	(7,042)
Class C	(286,912)	(567,367)
Class S	(3,738,281)	(6,881,922)
Net realized gains: Class A	(42,400)	(21,083)
Class B	(37)*	(47)
Class C	(6,530)	(3,082)
Class S	(64,578)	(27,243)
Total distributions	(6,455,287)	(12,257,855)
Fund share transactions: Proceeds from shares sold	25,426,272	50,004,200
Reinvestment of distributions	5,148,374	9,845,385
Payments for shares redeemed	(25,963,743)	(46,114,298)
Net increase (decrease) in net assets from Fund share transactions	4,610,903	13,735,287
Increase (decrease) in net assets	8,524,945	8,705,612
Net assets at beginning of period	339,426,692	330,721,080
Net assets at end of period (including undistributed net investment income of $276,104 and $240,017, respectively)	$ 347,951,637	$ 339,426,692

* For the period from September 1, 2015 to February 10, 2016. See Note A.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Six Months Ended 2/29/16 (Unaudited)	Years Ended August 31,
		2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 10.76	$ 10.93	$10.29	$ 11.31	$ 10.72	$ 11.00
Income (loss) from investment operations: Net investment income[a]	.20	.39	.43	.41	.43	.44
Net realized and unrealized gain (loss)	.12	(.17)	.63	(1.02)	.58	(.29)
Total from investment operations	.32	.22	1.06	(.61)	1.01	.15
Less distributions from: Net investment income	(.19)	(.39)	(.42)	(.41)	(.42)	(.43)
Net realized gains	(.00)***	(.00)***	—	—	—	—
Total distributions	(.19)	(.39)	(.42)	(.41)	(.42)	(.43)
Net asset value, end of period	$ 10.89	$ 10.76	$ 10.93	$ 10.29	$ 11.31	$ 10.72
Total Return (%)[b,c]	3.08**	2.05	10.49	(5.62)	9.58	1.49
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	130	128	136	126	140	130
Ratio of expenses before expense reductions (including interest expense) (%)[d]	.94*	.95	.97	.94	.94	.95
Ratio of expenses after expense reductions (including interest expense) (%)[d]	.86*	.85	.85	.90	.91	.94
Ratio of expenses after expense reductions (excluding interest expense) (%)	.83*	.81	.79	.85	.85	.88
Ratio of net investment income (%)	3.64*	3.61	4.03	3.72	3.87	4.13
Portfolio turnover rate (%)	13**	26	26	24	35	28

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C	Six Months Ended 2/29/16 (Unaudited)	Years Ended August 31,
		2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 10.76	$ 10.92	$ 10.28	$ 11.31	$ 10.72	$ 11.00
Income (loss) from investment operations: Net investment income[a]	.16	.31	.35	.33	.34	.36
Net realized and unrealized gain (loss)	.11	(.16)	.63	(1.04)	.59	(.29)
Total from investment operations	.27	.15	.98	(.71)	.93	.07
Less distributions from: Net investment income	(.15)	(.31)	(.34)	(.32)	(.34)	(.35)
Net realized gains	(.00)***	(.00)***	—	—	—	—
Total distributions	(.15)	(.31)	(.34)	(.32)	(.34)	(.35)
Net asset value, end of period	$10.88	$ 10.76	$ 10.92	$ 10.28	$ 11.31	$ 10.72
Total Return (%)[b,c]	2.60**	1.38	9.67	(6.41)	8.79	.74
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	21	20	19	20	19	10
Ratio of expenses before expense reductions (including interest expense) (%)[d]	1.75*	1.75	1.77	1.75	1.74	1.76
Ratio of expenses after expense reductions (including interest expense) (%)[d]	1.61*	1.60	1.60	1.65	1.66	1.69
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.58*	1.56	1.54	1.60	1.60	1.63
Ratio of net investment income (%)	2.89*	2.86	3.28	2.98	3.10	3.38
Portfolio turnover rate (%)	13**	26	26	24	35	28

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S	Six Months Ended 2/29/16 (Unaudited)	Years Ended August 31,
		2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 10.76	$ 10.92	$ 10.28	$ 11.31	$ 10.72	$ 11.00
Income (loss) from investment operations: Net investment income[a]	.21	.42	.45	.44	.45	.46
Net realized and unrealized gain (loss)	.12	(.16)	.64	(1.04)	.59	(.28)
Total from investment operations	.33	.26	1.09	(.60)	1.04	.18
Less distributions from: Net investment income	(.21)	(.42)	(.45)	(.43)	(.45)	(.46)
Net realized gains	(.00)***	(.00)***	—	—	—	—
Total distributions	(.21)	(.42)	(.45)	(.43)	(.45)	(.46)
Net asset value, end of period	$ 10.88	$ 10.76	$ 10.92	$ 10.28	$ 11.31	$ 10.72
Total Return (%)[b]	3.11**	2.39	10.77	(5.47)	9.85	1.75
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	197	191	175	168	208	200
Ratio of expenses before expense reductions (including interest expense) (%)[c]	.76*	.77	.79	.78	.79	.82
Ratio of expenses after expense reductions (including interest expense) (%)[c]	.61*	.60	.60	.65	.66	.69
Ratio of expenses after expense reductions (excluding interest expense) (%)	.58*	.56	.54	.60	.60	.63
Ratio of net investment income (%)	3.89*	3.86	4.28	3.97	4.12	4.38
Portfolio turnover rate (%)	13**	26	26	24	35	28

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

Deutsche New York Tax-Free Income Fund (the "Fund") is a non-diversified series of Deutsche State Tax-Free Income Series (the "Series"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B shares automatically converted to Class A shares on February 10, 2016 and are no longer offered. Class B shares were not subject to an initial sales charge and were subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Municipal debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Inverse Floaters. The Fund invests in inverse floaters. Inverse floaters are debt instruments with a weekly floating rate of interest that bears an inverse relationship to changes in the short-term interest rate market. Inverse floaters are created by depositing a fixed-rate long-term municipal bond into a special purpose trust (the "TOB Trust"). In turn the TOB Trust issues a short-term floating rate note and an inverse floater. The short-term floating rate note is issued in a face amount equal to some fraction of the underlying bond's par amount and is sold to a third party, usually a tax-exempt money market fund. The Fund receives the proceeds from the sale of the short-term floating rate note and uses the cash proceeds to make additional investments. The short-term floating rate note represents leverage to the Fund. The Fund, as the holder of the inverse floater, has full exposure to any increase or decrease in the value of the underlying bond. The income stream from the underlying bond in the TOB Trust is divided between the floating rate note and the inverse floater. The inverse floater earns all of the interest from the underlying long-term fixed-rate bond less the amount of interest paid on the floating rate note and the expenses of the TOB Trust. The floating rate notes issued by the TOB Trust are valued at cost, which approximates fair value.

By holding the inverse floater, the Fund has the right to collapse the TOB Trust by causing the holders of the floating rate instrument to tender their notes at par and have the broker transfer the underlying bond to the Fund. The floating rate note holder can also elect to tender the note for redemption at par at each reset date. The Fund accounts for these transactions as a form of secured borrowing, by reflecting the value of the underlying bond in the investments of the Fund and the amount owed to the floating rate note holder as a liability under the caption "Payable for floating rate notes issued" in the Statement of Assets and Liabilities. Income earned on the underlying bond is included in interest income, and interest paid on the floaters and the expenses of the TOB Trust are included in "Interest expense" in the Statement of Operations. The weighted average outstanding daily balance of the floating rate notes issued during the six months ended February 29, 2016 was approximately $22,425,000, with a weighted average interest rate of 0.50%.

The Fund may enter into shortfall and forbearance agreements by which the Fund agrees to reimburse the TOB Trust, in certain circumstances, for the difference between the liquidation value of the underlying bond held by the TOB Trust and the liquidation value of the floating rate notes plus any shortfalls in interest cash flows. This could potentially expose the Fund to losses in excess of the value of the Fund's inverse floater investments. In addition, the value of inverse floaters may decrease significantly when interest rates increase. The market for inverse floaters may be more volatile and less liquid than other municipal bonds of comparable maturity. The TOB Trust could be terminated outside of the Fund's control, resulting in a reduction of leverage and disposal of portfolio investments at inopportune times and prices. Investments in inverse floaters generally involve greater risk than in an investment in fixed-rate bonds.

The final rules implementing Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Volcker Rule") preclude banking entities from sponsoring and/or providing services to existing TOB Trusts. In response to these rules, investment market participants have developed and are developing new TOB Trust structures that are designed to ensure that banking entities do not sponsor TOB Trusts in violation of the Volcker Rule. The Fund currently participates in a number of pre-2014 TOB Trusts (each, a "Legacy TOB Trust") that will need to be restructured to conform to Volcker Rule requirements by the applicable compliance date, currently expected to be July 17, 2017, or unwound. Any new TOB Trust structures must currently comply with the Volcker Rule. Accordingly, to the extent the Fund wishes to restructure a Legacy TOB Trust or create a new TOB Trust, it must do so in a Volcker-compliant manner. A Volcker-compliant TOB Trust structure is substantially similar to traditional TOB Trust structures. The ultimate impact of the new rules on the inverse floater market and the municipal market generally is not yet certain. Such changes could make early unwinds of TOB Trusts more likely in adverse market scenarios, may make the use of TOB Trusts more expensive, and may make it more difficult to use TOB Trusts in general. The new rules may also expose the Fund to additional risks, including, but not limited to, compliance, securities law and operational risks.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At August 31, 2015, the Fund had a net tax basis capital loss carryforward of approximately $5,013,000, including $1,179,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2018, the expiration date, whichever occurs first; and approximately $3,834,000 of post-enactment losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($1,785,000) and long-term losses ($2,049,000).

In addition, from November 1, 2014 through August 31, 2015, the Fund elects to defer qualified late year losses of approximately $132,000 of net long-term realized capital losses and treat them as arising in the fiscal year ending August 31, 2016.

The Fund has reviewed the tax positions for the open tax years as of August 31, 2015 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in inverse floaters transactions and accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Series arising in connection with a specific fund are allocated to that fund. Other Series expenses which cannot be directly attributed to a fund are apportioned among the funds in the Series based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position at the Fund's custodian bank at February 29, 2016.

B. Purchases and Sales of Securities

During the six months ended February 29, 2016, purchases and sales of investment securities (excluding short-term investments) aggregated $49,352,393 and $45,345,000, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement, the Fund pays a monthly management fee, computed and accrued daily and payable monthly at the following annual rates:

First $250 million of the Fund's average daily net assets	.45%
Next $750 million of such net assets	.42%
Next $1.5 billion of such net assets	.40%
Next $2.5 billion of such net assets	.38%
Next $2.5 billion of such net assets	.35%
Next $2.5 billion of such net assets	.33%
Next $2.5 billion of such net assets	.31%
Over $12.5 billion of such net assets	.30%

Accordingly, for the six months ended February 29, 2016, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.44% of the Fund's average daily net assets.

For the period from September 1, 2015 through November 30, 2015, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.82%
Class B	1.57%
Class C	1.57%
Class S	.57%

Effective December 1, 2015 through November 30, 2016 (through February 10, 2016 for Class B shares), the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.83%
Class B	1.58%
Class C	1.58%
Class S	.58%

For the six months ended February 29, 2016 (through February 10, 2016 for Class B shares), fees waived and/or expenses reimbursed for each class are as follows:

Class A	$ 55,462
Class B	125
Class C	14,190
Class S	154,139
$ 223,916

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended February 29, 2016, the Administration Fee was $170,499, of which $27,662 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended February 29, 2016 (through February 10, 2016 for Class B shares), the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at February 29, 2016
Class A	$ 9,768	$ 4,993
Class B	78	22
Class C	728	357
Class S	14,986	7,556
	$ 25,560	$ 12,928

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DeAWM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares, respectively. For the six months ended February 29, 2016 (through February 10, 2016 for Class B shares), the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at February 29, 2016
Class B	$ 365	$ 21
Class C	74,920	12,248
	$ 75,285	$ 12,269

In addition, DDI provides information and administrative services for a fee ("Service Fee") to the Fund at an annual rate of up to 0.25% of average daily net assets for Class A, B and C shareholders. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended February 29, 2016 (through February 10, 2016 for Class B shares), the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at February 29, 2016	Annualized Rate
Class A	$ 143,796	$ 48,593.22%
Class B	121	29.25%
Class C	24,872	8,332.25%
	$ 168,789	$ 56,954

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended February 29, 2016 aggregated $10,885.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended February 29, 2016, the CDSC for Class C shares aggregated $65. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the six months ended February 29, 2016, DDI received $5,811 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended February 29, 2016, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $8,747, of which $5,041 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Transactions with Affiliates. The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. During the six month ended February 29, 2016 the Fund engaged in securities purchases of $24,115,000 and securities sales of $19,900,000 with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at February 29, 2016.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended February 29, 2016		Year Ended August 31, 2015
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	836,918	$ 9,055,271	1,112,891	$ 12,135,306
Class B	—	—	85	939
Class C	180,177	1,958,035	326,716	3,553,309
Class S	1,330,971	14,412,966	3,165,939	34,314,646
		$ 25,426,272		$ 50,004,200
Shares issued to shareholders in reinvestments of distributions
Class A	176,840	$ 1,915,406	369,931	$ 4,025,414
Class B	40*	430*	427	4,658
Class C	18,679	202,251	37,130	403,849
Class S	279,820	3,030,287	497,687	5,411,464
		$ 5,148,374		$ 9,845,385
Shares redeemed
Class A	(1,044,125)	$ (11,276,042)	(1,969,364)	$ (21,427,851)
Class B	(10,743)*	(117,698)*	(22,479)	(244,296)
Class C	(163,508)	(1,766,494)	(243,713)	(2,651,650)
Class S	(1,181,099)	(12,803,509)	(2,006,621)	(21,790,501)
		$ (25,963,743)		$ (46,114,298)
Net increase (decrease)
Class A	(30,367)	$ (305,365)	(486,542)	$ (5,267,131)
Class B	(10,703)*	(117,268)*	(21,967)	(238,699)
Class C	35,348	393,792	120,133	1,305,508
Class S	429,692	4,639,744	1,657,005	17,935,609
		$ 4,610,903		$ 13,735,287

* For the period from September 1, 2015 to February 10, 2016. See Note A.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (September 1, 2015 to February 29, 2016).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended February 29, 2016 (Unaudited)
Actual Fund Return	Class A	Class C	Class S
Beginning Account Value 9/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/29/16	$ 1,030.80	$ 1,026.00	$ 1,031.10
Expenses Paid per $1,000*	$ 4.34	$ 8.11	$ 3.08
Hypothetical 5% Fund Return	Class A	Class C	Class S
Beginning Account Value 9/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/29/16	$ 1,020.59	$ 1,016.86	$ 1021.83
Expenses Paid per $1,000*	$ 4.32	$ 8.07	$ 3.07

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class C	Class S
Deutsche New York Tax-Free Income Fund†	.86%	1.61%	.61%

† Includes interest expense and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities of 0.03% for each class.

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche New York Tax-Free Income Fund’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2015.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2015, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset and Wealth Management ("Deutsche AWM") division. Deutsche AWM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Independent Trustees that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to make significant investments in Deutsche AWM, including ongoing enhancements to Deutsche AWM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AWM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2014, the Fund’s performance (Class A shares) was in the 4th quartile, 3rd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2014. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2014). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2014, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AWM. The Board noted that DIMA indicated that Deutsche AWM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the individual serving as DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DeAWM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class C	Class S
Nasdaq Symbol	KNTAX	KNTCX	SNWYX
CUSIP Number	25158X 500	25158X 708	25158X 807
Fund Number	26	326	2326

Privacy Statement

FACTS	What Does Deutsche Asset Management Do With Your Personal Information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share can include:

— Social Security number

— Account balances

— Purchase and transaction history

— Bank account information

— Contact information such as mailing address, e-mail address and telephone number

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons Deutsche Asset Management chooses to share and whether you can limit this sharing.
Reasons we can share your personal information	Does Deutsche Asset Management share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share
Questions?	Call (800) 728-3337 or e-mail us at service@db.com

Who we are
Who is providing this notice?	DeAWM Distributors, Inc.; Deutsche Investment Management Americas Inc.; DeAWM Trust Company; the Deutsche Funds
What we do
How does Deutsche Asset Management protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Deutsche Asset Management collect my personal information?

We collect your personal information, for example. When you:

— open an account

— give us your contact information

— provide bank account information for ACH or wire transactions

— tell us where to send money

— seek advice about your investments

Why can't I limit all sharing?

Federal law gives you the right to limit only

— sharing for affiliates' everyday business purposes — information about your creditworthiness

— affiliates from using your information to market to you

— sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.
Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies.

Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Deutsche Asset Management does not jointly market.
Rev. 08/2015

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche New York Tax-Free Income Fund, a series of Deutsche State Tax-Free Income Series

By:	/s/Brian E. Binder Brian E. Binder President

Date:	April 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	April 29, 2016

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	April 29, 2016